FOR IMMEDIATE RELEASE                                         WWW.QUINTILES.COM

CONTACT: Pat Grebe, Media Relations (pat.grebe@quintiles.com)
         Greg Connors, Investor Relations (investors.info@quintiles.com)
         (919) 998 2000

          QUINTILES REPORTS 4TH QUARTER 2000 EPS OF 10 CENTS FROM CORE OPERATIONS; ACHIEVES 3RD CONSECUTIVE QUARTER OF EARNINGS GROWTH

RESEARCH TRIANGLE PARK, N.C. - January 24, 2001 - Quintiles Transnational Corp. (Nasdaq: QTRN) today announced financial results for quarter and year ended Dec. 31, 2000. Earnings per share for fourth quarter 2000, excluding costs for the company's Internet initiative, was $0.10 on a diluted basis, a 12% increase from the previous quarter's comparable earnings per share of $0.09. Net income for the quarter, excluding costs from the company's Internet initiative, was $11.8 million, a 12% increase from third quarter 2000 net income of $10.5 million, excluding such costs. Net revenue for the quarter was $409.6 million, compared to $412.3 million for third quarter 2000.

Net revenue for the year was $1.66 billion, compared to $1.61 billion for 1999. Net income for the year was $418.9 million or $3.61 per share on a diluted basis, compared to $109.3 million and $0.94 respectively for 1999. Net income for the year ended Dec. 31, 2000, reflects a first quarter restructuring charge, a net gain on the sales of assets, primarily ENVOY, which was reported in the second quarter 2000, and includes revenues and expenses related to the company's Internet initiative, and results from discontinued operations.

"I'm very pleased that we've achieved our third straight quarter of sequential earnings growth and met analysts' consensus expectations for EPS," said Dennis Gillings, chairman and chief executive officer, Quintiles Transnational Corp. "We enter 2001 in a much stronger position compared to a year ago. Our people, systems and processes are more efficient, and we believe business activity is increasing and that the pharma industry is returning to a more steady state following a period of intense merger activity."

During the fourth quarter the company held its second annual Investor Conference in New York City, during which senior executives discussed Quintiles' strategic direction and major initiatives. Included in these initiatives were innovative customer partnering and gain-sharing deals, two of which Quintiles announced recently.

"Our acquisition of Pharmacia's clinical development unit in Stockholm, Sweden, illustrates our global ability to provide business solutions tailored to our customers' strategic needs," said Jim Bierman, chief financial officer, Quintiles Transnational. "Also, our newly created corporate ventures group, PharmaBio Development, signed a creative marketing alliance with Scios to commercialize its lead cardiovascular product. We are targeting more of these deals in 2001."

Bierman added: "We have focused on improving cash flow from operations, and I'm particularly pleased about the $69 million in cash flow from operations that we achieved in the fourth quarter. This is our best quarterly performance ever and leaves us with a positive cash flow from operations for the year."

In other fourth quarter developments, Quintiles Transnational repurchased 377,500 shares of its common stock for an aggregate price of approximately $5.3 million as part of its previously announced stock repurchase program.

Supplemental financial information is available now under "Additional Financials" in the Investors section of Quintiles' Web site, www.quintiles.com/investors/additional_financials.

Quintiles Transnational's fourth quarter 2000 and full year financial briefing will be held at 11 a.m. EST on Thursday, Jan. 25, and will be broadcast live over the Web. Interested parties can access the Webcast at http://www.quintiles.com/investors/broadcast_center. Additionally, a replay of the Webcast will be available via the same link about two hours after completion of the call. The replay will be available through Friday, Feb. 16.

Quintiles Transnational is the world's leading provider of information, technology and services to bring new medicines to patients faster and improve healthcare. Headquartered near Research Triangle Park, North Carolina, Quintiles employs a global workforce of 18,000 in 38 countries. Quintiles Transnational is a member of the S&P 500 and Fortune 1000. For more information visit the company's Web site at www.quintiles.com.

Schedules attached to this release are an integral part of this release. Information in this press release contains "forward-looking statements" about Quintiles. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the risk that our PharmaBio transactions or Informatics products and services will not generate revenues or profit at the rate or levels we anticipate, our ability to efficiently distribute backlog among therapeutic business units and match demand to resources, actual operating performance, the actual savings and operating improvements resulting from the restructuring, the ability to maintain large client contracts or to enter into new contracts, changes in trends in the pharmaceutical industry, the ability to create data products from data licensed to us and the ability to operate successfully in new lines of business. Additional factors that could cause actual results to differ materially are discussed in the company's recent filings with the Securities and Exchange Commission, including but not limited to its S-3 and S-4 Registration Statements, its Annual Report on Form 10-K, its Form 8-Ks, and its other periodic reports, including Form 10-Qs.

                                      # # #

PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME**
(Unaudited)

                                                          Three Months Ended December 31         Twelve Months Ended December 31
                                                             2000               1999                 2000                1999*
------------------------------------------------------------------------------------------      -----------------------------------
In thousands, except per share data

Net revenue                                                  $409,460            $442,609            $1,658,958         $1,607,087

Costs and expenses:
     Direct                                                   237,381             252,693               989,997            883,274
     General and administrative                               136,740             139,864               544,430            505,166
     Depreciation and amortization                             23,754              22,666                92,527             82,292
------------------------------------------------------------------------------------------      -----------------------------------
Total costs and expenses                                      397,875             415,223             1,626,954          1,470,732
------------------------------------------------------------------------------------------      -----------------------------------
Income from operations                                         11,585              27,386                32,004            136,355

Total other income                                              6,002               3,522                17,165              5,877
------------------------------------------------------------------------------------------      -----------------------------------

Income before income taxes                                     17,587              30,908                49,169            142,232
Income tax (benefit) expense                                    5,803               6,529                16,227             42,742
------------------------------------------------------------------------------------------      -----------------------------------

Income from continuing operations                              11,784              24,379                32,942             99,490
Income from discontinued operation, net of income taxes             0              10,153                16,770             39,844
------------------------------------------------------------------------------------------      -----------------------------------

Net income                                                    $11,784             $34,532               $49,712           $139,334
------------------------------------------------------------------------------------------      -----------------------------------

Basic net income per share:
     Income from continuing operations                          $0.10               $0.21                 $0.28              $0.88
     Income from discontinued operation                         $0.00               $0.09                 $0.14              $0.35
                                                          ------------      --------------      ----------------      -------------
     Basic net income per share                                 $0.10               $0.30                 $0.43              $1.23
                                                          ============      ==============      ================      =============

Diluted net income per share:
     Income from continuing operations                          $0.10               $0.21                 $0.28              $0.86
     Income from discontinued operation                         $0.00               $0.09                 $0.14              $0.34
                                                          ------------      --------------      ----------------      -------------
     Diluted net income per share                               $0.10               $0.30                 $0.43              $1.20
------------------------------------------------------------------------------------------      -----------------------------------


Shares used in computing net income per share
          Basic                                               115,507             115,103               115,968            113,525
          Diluted                                             118,248             116,195               115,968            115,687



* Restated to include SMG and Minerva which were acquired in 1999 in transactions accounted for as poolings of interests
** Proforma results exclude net revenue and expenses relating to the Company's Internet initiative, non-recurring charges, transactions costs and gain on disposal of discontinued operation. Also excludes $3.7 million of amortization of certain acquired intangible assets in the income from discontinued operation for the twelve months ended December 31, 1999.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

                                                       Three Months Ended December 31      Twelve Months Ended December 31
                                                            2000              1999             2000             1999*
---------------------------------------------------------------------------------------    ------------------------------
In thousands, except per share data

Net revenue                                                  $409,614         $442,609       $1,659,910       $1,607,087

Costs and expenses:
     Direct                                                   237,908          252,693          993,795          883,274
     General and administrative                               144,033          139,864          565,801          505,166
     Depreciation and amortization                             23,762           22,666           92,567           82,292
     Non-recurring charges:
          Restructuring                                             0                0           58,592                0
          Disposal of business                                      0                0           17,325                0
---------------------------------------------------------------------------------------    ------------------------------
Total costs and expenses                                      405,703          415,223        1,728,080        1,470,732
---------------------------------------------------------------------------------------    ------------------------------
Income (loss) from operations                                   3,911           27,386          (68,170)         136,355

Transaction costs                                                   0             (214)               0          (26,322)
Other income (expense)                                          6,002            3,522           17,165            5,877
---------------------------------------------------------------------------------------    ------------------------------
Total other income (expense)                                    6,002            3,308           17,165          (20,445)
---------------------------------------------------------------------------------------    ------------------------------

Income (loss) before income taxes                               9,913           30,694          (51,005)         115,910
Income tax (benefit) expense                                    3,271            6,529          (16,831)          42,742
---------------------------------------------------------------------------------------    ------------------------------

Income (loss) from continuing operations                        6,642           24,165          (34,174)          73,168
Income from discontinued operation, net of taxes                    0           10,153           16,770           36,123
---------------------------------------------------------------------------------------    ------------------------------

Income (loss) before extraordinary gain                         6,642           34,318          (17,404)         109,291

Extraordinary gain from sale of discontinued
  operation, net of taxes                                           0                0          436,327                0
---------------------------------------------------------------------------------------    ------------------------------

Net income                                                     $6,642          $34,318         $418,923         $109,291
---------------------------------------------------------------------------------------    ------------------------------

Basic net income per share:
     Income (loss) from continuing operations                   $0.06            $0.21           ($0.29)           $0.64
     Income from discontinued operation                         $0.00            $0.09            $0.14            $0.32
     Extraordinary gain from sale of discontinued operation     $0.00            $0.00            $3.76            $0.00
                                                       ---------------     ------------    -------------     ------------
     Basic net income per share                                 $0.06            $0.30            $3.61            $0.96
                                                       ===============     ============    =============     ============

Diluted net income per share:
     Income (loss) from continuing operations                   $0.06            $0.21           ($0.29)           $0.63
     Income from discontinued operation                         $0.00            $0.09            $0.14            $0.31
     Extraordinary gain from sale of discontinued operation     $0.00            $0.00            $3.76            $0.00
                                                       ---------------     ------------    -------------     ------------
     Diluted net income per share                               $0.06            $0.30            $3.61            $0.94
---------------------------------------------------------------------------------------    ------------------------------


Shares used in computing net income per share
          Basic                                               115,507          115,103          115,968          113,525
          Diluted                                             118,248          116,195          115,968          115,687


CONSOLIDATED BALANCE SHEET DATA
(Unaudited)

                                                        December 31,       December 31,
                                                            2000              1999
---------------------------------------------------------------------------------------
In millions

Cash, cash equivalents and debt investments                      $438             $301
Investments in marketable equity securities                       384               45
Working capital, excluding discontinued operation                 340               69
Total assets                                                    1,958            1,611
Debt including current portion                                     39              185
Shareholders' equity                                            1,405              992
---------------------------------------------------------------------------------------


* Restated to include SMG and Minerva which were acquired in 1999 in transactions accounted for as poolings of interests

CONDENSED CONSOLIDATED STATEMENTS OF INCOME RECONCILIATION
FOR THE THREE MONTHS ENDED DECEMBER 31, 2000
(Unaudited)

                                                                                                 Non-recurring
                                                                  As               Internet        charges &
                                                               Reported           Initiative     gain on disposal      Proforma
-----------------------------------------------------------------------------------------------------------------------------------
In thousands, except per share data

Net revenue                                                      $409,614                $154              $0            $409,460

Costs and expenses:
     Direct                                                       237,908                 527               0             237,381
     General and administrative                                   144,033               7,293               0             136,740
     Depreciation and amortization                                 23,762                   8               0              23,754
     Non-recurring charges:
          Restructuring                                                 0                   0               0                   0
          Disposal of business                                          0                   0               0                   0
----------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses                                          405,703               7,828               0             397,875
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations                                       3,911              (7,674)              0              11,585

Transaction costs                                                       0                   0               0                   0
Other income (expense)                                              6,002                   0               0               6,002
----------------------------------------------------------------------------------------------------------------------------------
Total other income (expense)                                        6,002                   0               0               6,002
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes                                   9,913              (7,674)              0              17,587
Income tax (benefit) expense                                        3,271              (2,532)              0               5,803
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from continuing operations                            6,642              (5,142)              0              11,784
Income from discontinued operation, net of taxes                        0                   0               0                   0
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) before extraordinary gain                             6,642              (5,142)              0              11,784

Extraordinary gain from sale of discontinued operation,
   net of taxes                                                         0                   0               0                   0
----------------------------------------------------------------------------------------------------------------------------------

Net income                                                         $6,642             ($5,142)             $0             $11,784
----------------------------------------------------------------------------------------------------------------------------------

Basic net income per share:
     Income(loss) from continuing operations                        $0.06                                                   $0.10
     Income from discontinued operation                             $0.00                                                   $0.00
     Extraordinary gain from sale of discontinued operation         $0.00                                                   $0.00
                                                               -----------                                          --------------
     Basic net income per share                                     $0.06                                                   $0.10
                                                               ===========                                          ==============

Diluted net income per share:
     Income(loss) from continuing operations                        $0.06                                                   $0.10
     Income from discontinued operation                             $0.00                                                   $0.00
     Extraordinary gain from sale of discontinued operation         $0.00                                                   $0.00
                                                               -----------                                          --------------
     Diluted net income per share                                   $0.06                                                   $0.10
                                                               ===========                                          ==============
--------------------------------------------------------------------------                                          --------------


Shares used in computing net income per share
          Basic                                                   115,507                                                 115,507
          Diluted                                                 118,248                                                 118,248

CONDENSED CONSOLIDATED STATEMENTS OF INCOME RECONCILIATION
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000
(Unaudited)

                                                                                                  Non-recurring
                                                                  As              Internet          charges &
                                                               Reported          Initiative       gain on disposal   Proforma
---------------------------------------------------------------------------------------------------------------------------------
In thousands, except per share data

Net revenue                                                    $1,659,910                $952                 $0      $1,658,958

Costs and expenses:
     Direct                                                       993,795               3,798                  0         989,997
     General and administrative                                   565,801              21,371                  0         544,430
     Depreciation and amortization                                 92,567                  40                  0          92,527
     Non-recurring charges:
          Restructuring                                            58,592                   0             58,592               0
          Disposal of business                                     17,325                   0             17,325               0
---------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses                                        1,728,080              25,209             75,917       1,626,954
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations                                     (68,170)            (24,257)           (75,917)         32,004

Transaction costs                                                       0                   0                  0               0
Other income (expense)                                             17,165                   0                  0          17,165
---------------------------------------------------------------------------------------------------------------------------------
Total other income (expense)                                       17,165                   0                  0          17,165
---------------------------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes                                 (51,005)            (24,257)           (75,917)         49,169
Income tax (benefit) expense                                      (16,831)             (8,005)           (25,053)         16,227
---------------------------------------------------------------------------------------------------------------------------------

Income (loss) from continuing operations                          (34,174)            (16,252)           (50,864)         32,942
Income from discontinued operation, net of taxes                   16,770                   0                  0          16,770
---------------------------------------------------------------------------------------------------------------------------------

Income (loss) before extraordinary gain                           (17,404)            (16,252)           (50,864)         49,712

Extraordinary gain from sale of discontinued operation,
  net of taxes                                                    436,327                   0            436,327               0
---------------------------------------------------------------------------------------------------------------------------------

Net income                                                       $418,923            ($16,252)          $385,463         $49,712
---------------------------------------------------------------------------------------------------------------------------------

Basic net income per share:
     Income(loss) from continuing operations                       ($0.29)                                                 $0.28
     Income from discontinued operation                             $0.14                                                  $0.14
     Extraordinary gain from sale of discontinued operation         $3.76                                                  $0.00
                                                               -----------                                           ------------
     Basic net income per share                                     $3.61                                                  $0.43
                                                               ===========                                           ============

Diluted net income per share:
     Income (loss) from continuing operations                      ($0.29)                                                 $0.28
     Income from discontinued operation                             $0.14                                                  $0.14
     Extraordinary gain from sale of discontinued operation         $3.76                                                  $0.00
                                                               -----------                                           ------------
     Diluted net income per share                                   $3.61                                                  $0.43
                                                               ===========                                           ============
--------------------------------------------------------------------------                                           ------------


Shares used in computing net income per share
          Basic                                                   115,968                                                115,968
          Diluted                                                 115,968                                                115,968